Loan from Others	12 Months Ended
Dec. 31, 2024
Loan from Others [Abstract]
LOAN FROM OTHERS

NOTE 9:- LOAN FROM OTHERS.

a.	On June 19, 2017, the Company entered into a Finance Contract with the European Investment bank (EIB) for a total amount of approximately $22,422 (€ 20,000) and up to 50% of the Company’s expected cost of developing and marketing the Company’s product candidate, M-001. In addition, as a repayment features, EIB was entitled to receive the higher between 3% of any M-001 sales revenues for a period of ten years, or realizing a cash-on-cash multiple of 2.8 times

During 2018, the Company received approximately $23,599 (€ 20,000) in two tranches of approximately $7,080 (€ 6,000) and the third tranche of approximately $9,439 (€ 8,000). On October 7, 2019, the Company received the remaining approximately $4,390 (€ 4,000).

In the event the Company elects to prepay the EIB financing, or in the event the EIB shall demand prepayment following certain events, including a change of control, senior management changes or merger events, the Company shall be required to pay EIB the principal amount of the tranches already paid, or the Prepayment Amount, plus the greater of:

(i)	the amount, as determined by EIB required in order for the EIB to realize an internal rate of return on the relevant amount prepaid of 20%; and

(ii)	the Prepayment Amount.

The Finance Contract also stipulates that in the event the EIB demands prepayment of the loan due to any prepayment event to non-EIB lenders, the Company shall be obligated to pay the Prepayment Amount plus an additional reduced amount. In addition, and as consideration for the EIB financing, the EIB shall be entitled to 3% of any annual M-001future revenue.

b.	On April 22, 2019, the Committee of EIB agreed to expand the 2017 financing agreement with the Company by an additional approximately $4,502 (€ 4,000) to a total of approximately $27,013 (€ 24,000). An amendment was signed in June 2019 (the “Amendment”). Those funds were received in October 2019 to support of the ongoing pivotal, clinical efficacy, Phase 3 trial of the company M-001 Universal Flu Vaccine candidate in Europe

c.	On October 23, 2020, the Company announced the failure of Phase 3 clinical trial results of the M-001 universal vaccine product.

As a result of the Phase 3 clinical trial failure, Company’s management estimates that there will be no future revenues from the M-001 product. Therefore, most likely, there will be no future royalty payments to EIB from this product.

Under the Finance Contract, the EIB may accelerate all loans extended thereunder if an event of default has occurred, which includes, amongst other things, an event of default arising from the occurrence of a material adverse change, defined as any event or change of condition, which in the opinion of the EIB, has a material adverse effect on: our ability to perform our obligations under the Finance Documents; the Company’s business, operations, property, condition (financial or otherwise) or prospects; or the rights or remedies of the EIB under the Finance Contract, amongst other things. If the EIB determines that an event of default has occurred, it could accelerate the amounts outstanding under the Finance Contract, making those amounts immediately due and payable

On January 26, 2021, the EIB notified the Company that it welcomed the Company’s efforts to secure future equity financing in an amount not less than $ 2,000 in order to enable the Company to pursue new business opportunities, strengthen the Company balance sheet and invest in growth. Thus, within that context, the EIB wrote in their letter that they will not consider the failure of the Company’s pivotal phase 3 trial for M-001 to meet the primary and secondary efficacy endpoints as a trigger for prepayment of a loan extended under the Finance Contract. However, EIB cautioned the Company that their letter is not a consent, agreement, amendment or waiver in respect of the terms of the Finance Contract, reserving any other right or remedy the EIB may have now or subsequently.

d.	On August 9, 2022, the Company signed a loan restructuring agreement with the European Investment Bank (EIB) for the new terms of its outstanding approximately $24,554 (€ 24,000) loan to the Company. The new terms include:

1.	An extension of the maturity dates from 2023 until December 31, 2027.

2.	Interest on the loan will begin to accrue starting January 1, 2022, at an annual rate of 7%. The interest payments will be deferred until the new maturity date and will be added to the principal balance at the end of each year during the loan period.

3.	An amount of $ 900 (approximately € 880) were paid by the Company on August 15, 2022, shortly after the execution of the relevant amendment letter with the EIB and was applied to reduce the outstanding loan. In addition, 10% of any capital raises until maturity are to be used to further repay the Loan principal including any outstanding accrued interest.

4.	If the Company sales exceed approximately $5,332 (€ 5,000), 3% of the revenues will be paid to the EIB as royalties until the EIB receives (from the Loan repayment, inter alia the interest and the royalties) the higher of (i) a total of 2.8 times the original approximately $25,596 (€ 24,000) principal (as provided in the original Loan agreement) and (ii) 20% IRR on the principal

5.	In case the Company decides to discharge all liabilities under the finance contract, inter alia payments of the variable remuneration, the Company would need to repay to the EIB an indemnity amount in addition to the Loan principal and the accrued interest. The indemnity amount will be calculated such that the EIB receives an additional payment equal to the greater of (i) the prepayment amount (i.e. twice the prepayment amount in the aggregate) and (ii) the amount required to realize 20% IRR on the prepayment amount at the time of prepayment.

The Company accounted for the EIB loan as an extinguishment of the existing debt and the execution of a new debt instrument.

The Company recorded the cash received in each tranche and a corresponding liability to repay the cash. When the estimated cash flows change from the estimates used as of the date on which the EIB loan was issued, the EIB loan’s carrying amount is adjusted to an amount equal to the present value of the estimated remaining future payments, discounted by using the original effective interest rate. The adjustment to the carrying amount is recognized in earnings as an adjustment to interest expenses, in the period in which the change in estimate occurred.

As a result of the loan restructure, the Company recorded an amount of $ 7,168 under finance income and interest expense related to the EIB loan were to $87 For the year ended December 31, 2022

e.	During the third quarter of 2023, following the updated estimated future cash payments based on the company’s forecasted revenues, the company updated the loan carrying value resulting in a reversal of all accretion recognized since August 2022, resulting in a financial income of $ 3,845.

On November 24, 2023, the Company signed an amendment to the loan agreement with the EIB providing for an extension of the maturity date of the outstanding approximately $24,554 (€ 24,000) loan from December 31, 2027 to December 31, 2031.

The Company evaluated the amendment in accordance with ASC 470-60 Troubled Debt Restructuring, and concluded the EIB loan amendment represented a troubled debt restructuring (“TDR”) as the company is experiencing financial difficulty and a concession has been granted by the EIB. As a result, due to the fact that the future undiscounted cash flows of the amended debt were higher than the net carrying value of the existing debt, the net carrying value of the loan wasn’t updated and the modification was accounted for prospectively with no gain or loss recorded in the Statements of Operations.

During 2023, as a result of a capital raising, the company paid $833 to the EIB applied toward accrued interest, related to the loan restructure agreement from august 2022 that set a partial repayment of the loan for any capital raising.

f.	On August 21, 2024, the company closed the Restructuring Agreement with the EIB, which included an amendment to the Finance Contract (the transactions contemplated by the Restructuring Agreement called the “EIB Restructuring Transaction”).

In connection with the EIB Restructuring Transaction, an amount equal to approximately EUR 26.6 million (equal to approximately $29 million), including interest accrued to date, owed by the company to the EIB under the Finance Contract was converted into 1,000 preferred shares, no par value per share. The company assessed the fair value of the preferred shares using the OPM model and the following assumptions, (1) expected term of three years, (2) risk-free rate of 3.8%, (3) STD of 110%.

As a result of the loan conversion the company recorded financial incomes of $14,759. This financial income was calculated based on the variance between the outstanding loan amount as of the conversion date to the fair value of the preferred shares.

Following such conversion, the total outstanding amount to the EIB is EUR 250,000 (equal to approximately $260,000). The outstanding amount has a maturity date of December 31, 2031,  and no interest accrues or is due and payable on such amount. The Company is no longer required to pay to the EIB (i) royalties based on the Company’s commercial sales exceeding EUR 5 million or (ii) a percentage (10%) of the gross proceeds from the Company’s capital raises.

The company evaluated the Restructuring Agreement with the EIB in accordance with ASC 470-60 Troubled Debt Restructuring, and concluded the outstanding amount to the EIB represents a troubled debt restructuring (“TDR”) as the company is experiencing financial difficulty and a concession has been granted by the EIB.

For the year ended December 31, 2024 and December 31, 2023 the company recorded $1,421 and $2,968 under finance expenses.

During the year ended December 31, 2024, as a result of a capital raising, the company paid to the EIB $143 against the accrued interest related to the loan restructuring agreement from August 2022 that set a partial repayment of the loan for any capital raising.

As of December 31, 2024, the outstanding principal amount related to the EIB loan in nominal terms is $260 .

In consideration for the above, EIB received 1,000 of the Company’s newly created preferred shares (the “Preferred Shares”), as approved by the Company’s shareholders at a meeting of shareholders held on August 12, 2024. The material terms of the Preferred Shares consist of the following:

a.	The Preferred Shares are convertible (in whole or in part) into an aggregate of 364,000 ADSs representing 19.5% of the fully diluted share capital of the Company as of the signature date, August 12, 2024, with each Preferred Share convertible into 364 ADSs. The number of ADSs that can be acquired upon conversion of the Preferred Shares is also subject to adjustment in the event of any share split, share dividend and similar events involving the ordinary shares.

b.	The Preferred Shares have an aggregate stated fixed redemption amount stated in USD ($34 million, with each Preferred Share carry a redemption value equal to USD $34 thousand).

c.	In the event a Preferred Share is converted into ordinary shares, the right to receive such payment for such Preferred Share will be extinguished.

d.	The Company will pay the holder of the Preferred Shares the stated redemption amount only if the Company elects, in its sole discretion, to make such redemption payment, and provided that such redemption is in compliance with applicable law, or in the event of a formal liquidation of the Company.

e.	Following the payment in full of the redemption amount of a Preferred Share, such share will be considered redeemed and canceled.

f.	In the event that the distributable proceeds are insufficient for the distribution of the redemption amount in full to each holder of Preferred Shares for each of the unredeemed Preferred Shares, the distributable proceeds will be distributed among the holders of Preferred Shares on a pro rata basis in proportion to the number of unredeemed Preferred Shares held by the holders.
g.	The Preferred Shares are entitled to preference in formal liquidation in the stated redemption value of USD $34 million described above (with each Preferred Share having a preferences in the stated redemption value of described above) (“Preferred Redemption Amount”).

h.	The Preferred Shares have no dividend right, and dividends on ordinary shares may not be distributed until all preferred shares have been fully redeemed.

i.	The Preferred Shares are detachable from the remaining EUR 250,000 loan and will survive any loan repayment.

j.	The Company has a “right of first of refusal” to buy the Preferred Shares in case the EIB intends to sell, transfer, assign or otherwise dispose of the Preferred Shares (partially or in full).

k.	Unless the Company elects to redeem the Preferred Shares, the Company will not take any of the following actions without obtaining the written consent or affirmative vote of the holders of a majority of the Preferred Shares:

-	The Company incurring additional Indebtedness (as defined in the Company’s Amended Articles of Association).

-	The Company consummating a merger or an acquisition.

-	The Company taking any action or step in relation to delisting the ADSs from trading on the Nasdaq.

-	The Company’s authorizing the creation of any security having rights, preferences or privileges equal to or greater than those of the Preferred Shares, including the issuance of additional Preferred Shares.

Based on the above and according to ASC 470-60 requirements, the Company applies the following accounting treatment as of the agreement signing date:

●	The Preferred Shares were measured at their fair value as of the closing date of the 2024 Amendment. The Company recognized an increase in its shareholders’ equity for the fair value of the Preferred Shares issued. The carrying amount of the debt will be reduced by the Preferred Shares’ fair value.

●	The debt’s carrying amount was reduced to the total amount of the undiscounted future cash flows of the restructured debt (that is, 250,000 EUR). This additional reduction was recognized as a debt restructuring gain in the Company’s financial statements.